                                                                 EXHIBIT 99.9

                               [LETTERHEAD]

                      INDEPENDENT AUDITOR'S REPORT


The Board of Directors
Community First Bank
Mt. Olivet, KY


     We have audited the accompanying balance sheets of Community First Bank, Mt. Olivet, Kentucky as of June 30, 1995 and 1994, and the related statements of income, changes in shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Community First Bank as of June 30, 1995 and 1994 and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                     /s/ ROBB, DIXON
                                  FRANCIS, DAVIS, ONESON
                                        & COMPANY

                                       ROBB, DIXON,
                                  FRANCIS, DAVIS, ONESON
                                        & COMPANY

Granville, Ohio
August 18, 1995

                             COMMUNITY FIRST BANK

                             MT. OLIVET, KENTUCKY
                                BALANCE  SHEETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                      (Dollars in thousands)
                                                             June 30,

                                                       1995             1994
                                                     -------          -------
ASSETS
  Cash and due from banks                            $ 1,112          $ 1,097
  Interest bearing time deposits                           0              100
  Federal funds sold                                     925              190
  Securities being held to maturity (fair value of
    $3,248 and $3,468)                                 3,170            3,402
  Securities available for sale                        1,534            1,646
  Loans, net                                          27,021           24,314
  Properties and equipment                             1,195              234
  Accrued income receivable                              410              338
  Other real estate owned                                196               19
  Deferred income taxes                                   55               27
  Other assets                                            24               23
                                                     -------          -------
    Total assets                                     $35,642          $31,390
                                                     -------          -------
                                                     -------          -------

LIABILITIES
  Demand deposits                                    $ 3,721          $ 3,845
  NOW accounts                                         5,792            6,581
  Savings                                              2,388            2,332
  Time deposits, $100,000 and over                     4,649            1,637
  Other time deposits                                 14,316           13,073
                                                     -------          -------
    Total deposits                                    30,866           27,468
  Borrowings                                             400              400
  Federal Home Loan Bank Advances                        786              300
  Accrued expenses and other liabilities                 424              336
                                                     -------          -------
    Total liabilities                                 32,476           28,504
                                                     -------          -------
SHAREHOLDERS' EQUITY
  Common stock---- $53.66 par value                      440              440
    Authorized----8,200 shares
    Issued and outstanding - 8,200 shares
  Surplus                                              1,710            1,710
  Retained earnings                                    1,023              748
  Unrealized gain (loss) on securities
    available for sale                                    (7)             (12)
                                                     -------          -------
    Total shareholders' equity                         3,166            2,886
                                                     -------          -------
    Total liabilities and shareholders' equity       $35,642          $31,390
                                                     -------          -------
                                                     -------          -------

--------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             COMMUNITY FIRST BANK

                             MT. OLIVET, KENTUCKY
                            STATEMENTS  OF  INCOME
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    (Dollars in thousands, except per share
amounts)                                                       Years ended June 30,
                                                              1995             1994
                                                             ------           ------
INTEREST INCOME
  Interest and fees on loans                                 $2,480           $1,943
  Interest on investment securities:                            149              134
    Taxable
    Exempt from federal income tax                              138              138
  Interest on federal funds sold                                 51               48
  Interest on deposits with banks                                 4               19
                                                             ------           ------
    Total interest income                                     2,822            2,282
                                                             ------           ------
INTEREST EXPENSE
  Interest on deposits                                          996              744
  Interest on borrowings                                         24               13
  Interest on other borrowed funds                               45                4
                                                             ------           ------
    Total interest expense                                    1,065              761
                                                             ------           ------
NET INTEREST INCOME                                           1,757            1,521
  Provision for loan losses                                      20                0
                                                             ------           ------
    Net interest income after provision                       1,737            1,521
    for loan losses

OTHER INCOME
  Service charges on deposit accounts                           226              204
  Net investment security profits or losses                       1                5
  Other income                                                   77               54
                                                             ------           ------
    Total other income                                          304              263
                                                             ------           ------
OTHER EXPENSE
  Salaries and employee benefits                                548              464
  Occupancy expense                                              81               70
  Equipment expense                                              55               65
  Other expense                                                 357              262
                                                             ------           ------
    Total other expense                                       1,041              861
                                                             ------           ------
  Income before income taxes                                  1,000              923
  Income tax expense                                            265              251
                                                             ------           ------
NET INCOME                                                   $  735           $  672
                                                             ------           ------
                                                             ------           ------
  Per share data:
    Net Income                                               $89.63           $81.95
                                                             ------           ------
                                                             ------           ------

--------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             COMMUNITY FIRST BANK

                             MT. OLIVET, KENTUCKY
                             STATEMENTS OF CHANGES
                            IN SHAREHOLDERS' EQUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       (Dollars in thousands)
                                                                    UNREALIZED
                                                                    GAIN (LOSS)
                                                                        ON
                                                                     SECURITIES         TOTAL
                                COMMON                   RETAINED    AVAILABLE       SHAREHOLDERS'
                                STOCK        SURPLUS     EARNINGS     FOR SALE          EQUITY
                                ------       -------     --------   -----------      -------------
Balances June 30, 1993          $  440       $ 1,710     $    531   $         0      $       2,681

Net income                                                    672                              672

Cash dividends declared
($55.48  per share)                                          (455)                            (455)

  To establish unrealized
    gain (loss) account                                                       9                  9

  Change in unrealized
    gain (loss) account                                                     (21)               (21)
                                ------       -------     --------   -----------      -------------
Balances June 30, 1994          $  440       $ 1,710     $    748   $       (12)     $       2,886

Net income                                                    735                              735

Cash dividends declared
  ($56.10 per share)                                         (460)                            (460)

Change in unrealized gain
  (loss) account                                                              5                  5
                                ------       -------     --------   -----------      -------------
Balances June 30, 1995          $  440       $ 1,710     $  1,023   $        (7)     $       3,166
                                ------       -------     --------   -----------      -------------
                                ------       -------     --------   -----------      -------------

--------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                             COMMUNITY FIRST BANK

                             MT. OLIVET, KENTUCKY
                          STATEMENTS  OF  CASH  FLOWS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                               (Dollars in thousands)
                                                                Years ended June 30,

                                                                1995              1994
                                                               ------            ------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                   $  735            $  672
  Adjustments to reconcile net income to net cash
   provided by operating activities:
     Depreciation                                                  60                60
     Provision for loan losses                                     20                 0
     Deferred income taxes                                        (24)              (23)
     Net investment security gains                                 (1)               (5)
     Premium amortization and discount accretion                    0                 7
     Change in accrued income and other assets                    (73)              (46)
     Change in accrued expenses and other liabilities              88                 4
                                                               ------            ------
    Total adjustments                                              70                (3)
                                                               ------            ------
  Net cash provided by operating activities                       805               669

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net change in time deposits                                     100                95
  Net change in federal funds sold                               (735)              490
  Securities held to maturity:
    Proceeds from maturities                                      789             1,596
    Purchases                                                    (557)           (1,439)
  Securities available for sale:
    Proceeds from maturities                                      500             3,098
    Purchases                                                    (386)           (2,407)
  Net change in loans                                          (2,924)           (2,972)
  Purchases of properties and equipment                        (1,001)              (90)
                                                               ------            ------
  Net cash used in investing activities                        (4,214)           (1,629)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net change in non-interest-bearing demand, savings
    and NOW deposit accounts                                     (857)              527
  Net change in time deposits                                   4,255               436
  Net change in borrowed funds                                    486               300
  Dividends paid                                                 (460)             (455)
                                                               ------            ------
  Net cash provided by financing activities                     3,424               808

  Net change in cash and cash equivalents                          15              (152)
  Cash and cash equivalents at beginning of year                1,097             1,249
                                                               ------            ------
  Cash and cash equivalents at end of year                     $1,112            $1,097
                                                               ------            ------
                                                               ------            ------
SUPPLEMENTAL INFORMATION:
  Interest paid                                                $  937            $  754
  Net income taxes paid (refunded)                                189               254
  Transfer from loans to other real estate owned                  196                 0


--------------------------------------------------------------------------------
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                 COMMUNITY FIRST BANK

                                 MT. OLIVET, KENTUCKY

                          Years Ended June 30, 1995 and 1994
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE 1:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITIES HELD TO MATURITY
     Securities classified as held to maturity are those debt securities the Bank has both the intent and ability to hold to maturity regardless of changes in market conditions, liquidity needs or changes in general economic conditions. These securities are carried at cost adjusted for amortization of premium and accretion of discount, computed by the interest method over their contractual lives.

SECURITIES AVAILABLE FOR SALE
     Securities classified as available for sale are those debt securities that the Bank intends to hold for an indefinite period of time, but not necessarily to maturity. Any decision to sell a security classified as available for sale would be based on various factors, including significant movements in interest rates, changes in the maturity mix of the Bank's assets and liabilities, liquidity needs, regulatory capital considerations, and other similar factors. Securities available for sale are carried at fair value. Realized gains or losses, determined on the basis of the cost of specific securities sold, are included in earnings.

ALLOWANCE FOR LOAN LOSSES
     The allowance is maintained at a level adequate to absorb probable losses. Management determines the adequacy of the allowance based upon reviews of individual credits, recent loss experience, current economic conditions, the risk characteristics of the various categories of loans and other pertinent factors. Credits deemed uncollectible are charged to the allowance. Provisions for loan losses and recoveries on loans previously charged off are added to the allowance.

PROPERTIES AND EQUIPMENT
     Properties and equipment are stated at cost, less accumulated depreciation. The provision for depreciation is computed principally by the straight-line method.

OTHER REAL ESTATE OWNED
     Other real estate owned includes property acquired through foreclosure or forgiveness of debt. These properties are carried at the lower of cost or current appraisal. Losses from the acquisition of property in full or partial satisfaction of debt are treated as loan losses. Routine holding costs, subsequent declines in value, and gains or losses on disposition are included in other expense.

INTEREST INCOME ON LOANS
     Interest on loans is accrued and credited to income based on the principal amount outstanding. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed.

PENSION COSTS
     Pension costs are charged to salaries and employee benefits expense and are funded as accrued.

POSTRETIREMENT BENEFITS
     Postretirement health care and life insurance benefits are charged to salaries and employee benefits expense when paid. In December, 1990 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions. Under SFAS No. 106, beginning in 1995, postretirement benefits other than pensions must be accounted for in a manner similar to current standards for accounting for pensions. SFAS No. 106 will require that the accumulated postretirement benefit obligation be either charged in the income statement as a cumulative effect of a change in accounting in the period of adoption or delayed and amortized over future periods as part of future postretirement benefit costs. The Bank does not pay any such benefits. INCOME TAXES Provisions for income taxes are based on amounts reported in the statements of income (after exclusion of non-taxable income such as interest on state and municipal securities) and include deferred taxes on temporary differences in the recognition of income and expense for tax and financial statement purposes. Deferred taxes are computed using the asset and liability approach as prescribed in SFAS No. 109, "Accounting for Income Taxes."

NET INCOME PER SHARE OF COMMON STOCK
     Net income per share of common stock is computed by dividing net income by the weighted average number of shares of common stock outstanding during the period, after giving retroactive effect to stock dividends.

OFF BALANCE SHEET FINANCIAL INSTRUMENTS
     In the ordinary course of business the Bank has entered into off balance sheet financial instruments consisting of commitments to extend credit, commitments under credit card arrangements, commercial letters of credit and standby letters of credit. Such financial instruments are recorded in the financial statements when they become payable.

CASH AND CASH EQUIVALENTS
     For the purpose of presentation in the Statements of Cash Flows, cash and cash equivalents are defined as those amounts included in the balance sheet caption "Cash and Due from Banks."

ACCOUNTING CHANGES
     On January 1, 1994, the Bank adopted SFAS No. 115 to change it's method of accounting for investment securities. The effect of the changes was to increase shareholders' equity on January 1, 1994 by $9,000.

     On December 15, 1994, the bank adopted SFAS No. 114 to change it's method of accounting for impaired loans, which had no financial statement effect.

RECLASSIFICATION
     Certain amounts in 1994 have been reclassified to conform with the 1995 presentation.

NOTE 2:  SECURITIES

     The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of securities being held to maturity and securities available for sale are shown in the following schedules:


                     SECURITIES BEING HELD TO MATURITY

                                       Gross        Gross    Estimated
                                    Unrealized   Unrealized    Fair
(In Thousands)              Cost       Gains        Losses     Value
                            ----    ----------   ----------  ---------
June 30, 1995:

U.S. Government and
  Agency securities       $  1,091   $     22     $     (1)    $ 1,112
State and Municipal
 securities                  2,079         67          (10)      2,136
                          --------   --------     --------     -------
                          $  3,170   $     89     $    (11)    $ 3,248
                          --------   --------     --------     -------
                          --------   --------     --------     -------
June 30, 1994:

U.S. Government and
 Agency securities        $  1,107   $     18     $     (6)    $ 1,119
State and Municipal
 securities                  2,295         75          (21)      2,349
                          --------   --------     --------     -------
                          $  3,402   $     93     $    (27)    $ 3,468
                          --------   --------     --------     -------
                          --------   --------     --------     -------


     The amortized cost and estimated market value of securities being held to maturity at June 30, 1995 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                           Estimated
                                            Amortized       Market
(In Thousands)                                 Cost          Value
                                            ---------      ---------
Due in one year or less                      $  1,320      $  1,320
Due from one to five years                      1,034         1,063
Due from five to ten years                        428           445
Due after ten years                               388           420
                                             --------      --------
  Total
                                             $  3,170      $  3,248
                                             --------      --------
                                             --------      --------


     Securities with an amortized cost of $3,041,000 and $600,000 at June 30, 1995 and 1994, respectively, were pledged as collateral on public deposits and for other purposes as required by law.

                          SECURITIES AVAILABLE FOR SALE


                                        Gross       Gross      Estimated
                                     Unrealized   Unrealized     Fair
(In Thousands)              Cost        Gains       Losses      Value
                            ----     ----------   ----------   ---------
June 30, 1995:
U.S. Government and
  Agency securities        $  1,349   $      6     $    (17)    $ 1,338
FHLB Stock                      196          0            0         196
                           --------   --------     --------     -------
                           $  1,545   $      6     $    (17)    $ 1,534
                           --------   --------     --------     -------
                           --------   --------     --------     -------
June 30, 1994:
U.S. Government and
  Agency securities        $  1,548   $      5     $    (17)    $ 1,536
FHLB Stock                      110          0            0         110
                           --------   --------     --------     -------
                           $  1,658   $      5     $    (17)    $ 1,646
                           --------   --------     --------     -------
                           --------   --------     --------     -------


     The amortized cost and estimated market value of securities available for sale at June 30, 1995 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                          Estimated
                                            Amortized      Market
(In Thousands)                                 Cost         Value
                                            ---------     ---------
Due in one year or less                     $    350      $    349
Due from one to five years                       899           891
Due from five to ten years                       100            98
Federal Home Loan Bank stock                     196           196
                                            --------      --------
  Total                                     $  1,545      $  1,534
                                            --------      --------
                                            --------      --------


     Gross gains of $1,000 and $5,000 were realized on calls of securities in the years ended June 30, 1995 and 1994, respectively.

NOTE 3:  LOANS

     The components of loans in the balance sheets were as follows:


(In Thousands)                                 1995          1994
                                             --------      --------
Commercial                                   $  4,644      $  7,983
Real estate construction                          771         1,213
Commercial real estate                         13,044         6,711
Residential real estate                         7,147         7,078
Consumer                                        1,343         1,348
Other                                             415           332
                                             --------      --------
Deduct:                                        27,364        24,665
  Allowance for loan losses                      (343)         (351)
                                             --------      --------
Loans, net                                   $ 27,021      $ 24,314
                                             --------      --------
                                             --------      --------


     Nonaccrual and renegotiated loans were $297,000 and $581,000 at June 30, 1995 and 1994, respectively, which had the effect of reducing income $45,000 and $87,000 in the years ended June 30, 1995 and 1994, respectively.


NOTE 4:  ALLOWANCE FOR LOAN LOSSES

     An analysis of the change in the allowance for loan losses follows:


(In Thousands)                                1995     1994
                                             ------   ------
Balance at beginning of year                 $  351   $  347

Loans charged off                               (35)      (1)
Recoveries                                        7        5
                                             ------   ------
  Net loans charged off                         (28)       4
Provision for loan losses                        20        0
                                             ------   ------
Balance at end of year                       $  343   $  351
                                             ------   ------
                                             ------   ------


NOTE 5:  PROPERTIES AND EQUIPMENT

     Components of properties and equipment included in the balance sheets at June 30, 1995 and 1994 were as follows:


(In Thousands)                                    1995          1994
                                                --------      --------
Cost:
     Land                                       $    259      $      0
     Bank premises                                   810           235
     Furniture and equipment                         703           329
                                                --------      --------
       Total cost                                  1,772           564
Less accumulated depreciation                       (577)         (330)
                                                --------      --------
     Net book value                             $  1,195      $    234
                                                --------      --------
                                                --------      --------


NOTE 6:  SHORT-TERM BORROWINGS

     Securities sold under agreements to repurchase range in maturities from October 1995 to July 1996. The underlying securities held in the bank's investment portfolio and pledged to secure these repurchase agreements have a carrying value of $382,000, a par value of $400,000, and a market value of $401,000 at June 30, 1995.

NOTE 7:  FEDERAL HOME LOAN BANK ADVANCES

     Pursuant to collateral agreements with the Federal Home Loan Bank (FHLB), advances are secured by all stock in the FHLB, qualifying first mortgage loans, and selected mortgage backed securities. Advances at June 30, 1995, have various maturity dates thru 2015 with monthly payments expected to be made.


NOTE 8:  EMPLOYEE BENEFITS

     The Bank has a non-contributory defined benefit pension plan that covers all employees who have reached the age of 21 and have 1000 hours of service during their anniversary year. The Bank's funding policy is to make annual contributions to the plan which at least equals the minimum required contribution. The bank did not make a contribution to the plan in either of the years ended June 30, 1995 or June 30, 1994.

NOTE 9:  INCOME TAXES

     The provision for income taxes consisted of the following:


(In Thousands)                               1995         1994
                                            ------       ------
Currently payable                           $  289       $  274
Deferred                                       (24)         (23)
                                            ------       ------
  Total                                     $  265       $  251
                                            ------       ------
                                            ------       ------


     Deferred tax assets and liabilities have been provided for temporary deductible and taxable temporary differences related to accumulated depreciation, security accretion, accrual to cash basis adjustments, allowance for loan losses and unrealized losses on available-for-sale securities. The net deferred tax assets in the accompanying balance sheets include the following components:


(In Thousands)                               1995         1994
                                            ------       ------
Deferred tax assets                         $   88       $   45
Deferred tax liabilities                       (33)         (18)
                                            ------       ------
  Net deferred tax asset                    $   55       $   27
                                            ------       ------
                                            ------       ------


     The provision for federal income taxes is less than that computed by the federal statutory rate of 34% for the years ended June 30, 1995 and 1994, as indicated in the following analysis:


(In Thousands)                                  1995         1994
                                               ------       ------
Tax based on statutory rate                    $  340       $  314
Tax-exempt income and nondeductible expenses      (62)         (61)
Other, net                                        (13)          (2)
                                               ------       ------
  Total                                        $  265       $  251
                                               ------       ------
                                               ------       ------


NOTE 10:  RELATED PARTIES

     The Bank has entered into transactions with its directors, significant shareholders and their affiliates (related parties). Such transactions were made in the ordinary course of business on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other customers, and did not, in the opinion of management, involve more than normal credit risk or present other unfavorable features. The aggregate amount of loans to such related parties at June 30, 1995 was $150,000. During the year ended June 30, 1995, new loans to such related parties amounted to $0 and repayments amounted to $95,000.

NOTE 11:  CONTINGENT LIABILITIES AND COMMITMENTS

     The Bank's financial statements do not reflect various commitments which arise in the normal course of business and which involve elements of credit risk, interest rate risk and liquidity risk. These are commitments to extend credit and commercial letters of credit. A summary of the Bank's commitments at June 30, 1995 is as follows:


(In Thousands)                           Notional Amount
                                         ---------------
Commitments to extend credit                $  1,956
Commercial letters of credit                       1
                                            --------
  Total                                     $  1,957
                                            --------
                                            --------


     Commitments to extend credit, commercial letters of credit all include exposure to some credit loss in the event of nonperformance of the customer.
The Bank's credit policies and procedures for credit commitments and financial guarantees are the same as those for extension of credit that are recorded on the balance sheet. Because these instruments have fixed maturity dates, and because many of them expire without being drawn upon, they do not generally present any significant liquidity risk to the Bank. The Bank's experience has been that most loan commitments are drawn upon by customers. While few commercial letters of credit are utilized, a significant portion of such utilization is on an immediate payment basis. The remainder are secured by the goods acquired by the customer with the letter of credit. The Bank has not been required to perform on any financial guarantees during the past year. The Bank has not incurred any losses on its commitments in either of the years ended June 30, 1995 or 1994.

NOTE 12:  CONCENTRATIONS OF CREDIT

     All of the Bank's loans, commitments, and commercial letters of credit have been granted to customers in the Bank's market area. Most loan customers are depositors of the Bank. Investments in state and municipal securities also involve governmental entities within the Bank's market area. The concentrations of credit by type of loan are set forth in Note 3. The distribution of commitments to extend credit approximates the distribution of loans outstanding. Commercial letters of credit were granted primarily to commercial borrowers.
The Bank, as a matter of policy, does not extend credit to any single borrower in excess of $645,000.

NOTE 13:  REGULATORY MATTERS

     The Bank, as a State Bank is subject to the dividend restrictions set forth by the Department of Financial Institutions, under such restrictions, the bank may not, without the prior approval of the State Regulator, declare dividends in excess of the sum of the current year's earnings (as defined) plus the retained earnings (as defined) from the prior two years. The dividends as of June 30, 1995, that the Bank could declare, without the approval of the The Department of Finanical Institutions, amounted to approximately $428,000. The Bank is also required to maintain minimum amounts of capital to total "risk weighted" assets, as defined by the banking regulators. At June 30, 1995, the Bank is required to have minimum Tier 1 and Total capital ratios of 4.00% and 8.00%, respectively. The Bank's actual ratios at that date were 11.75% and 13.00%, respectively. The Bank's leverage ratio at June 30, 1995, was 8.86%.

NOTE 14:  MERGER

     During the audit period The Bank of May's Lick and the Farmers and Traders Bank of Mt. Olivet merged and are now owned 100% by Community First Financial, Inc.



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                                   -14-